Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 21 — INCOME TAXES

The provision (benefit) for income taxes for the year ended December 31, 2023, 2022 and 2021 is comprised of the following:

Provision (Benefit) for Income Taxes

dollars in millions	Year ended December 31
	2023	2022	2021
Current U.S. federal income tax provision	$400	$58	$140
Deferred U.S. federal income tax provision / (benefit)	46	170	(6)
Total federal income tax provision	446	228	134
Current state and local income tax provision	372	4	21
Deferred state and local income tax (benefit) / provision	(222)	23	(1)
Total state and local income tax provision	150	27	20
Total non-U.S. income tax provision	15	9	—
Total provision for income taxes	$611	$264	$154

A reconciliation from the U.S. Federal statutory rate to BancShares’ actual effective income tax rate for the year ended December 31, 2023, 2022 and 2021 is presented below. Income tax expense (benefit) includes, if applicable, federal, state and foreign taxes.

Percentage of Pretax Income

dollars in millions	Effective Tax Rate
	2023			2022			2021
	Pretax Income	Income Tax Expense (Benefit)	Percentage of Pretax Income	Pretax Income	Income Tax Expense (Benefit)	Percentage of Pretax Income	Pretax Income	Income Tax Expense (Benefit)	Percentage of Pretax Income
Federal income taxes and rate	$12,077	$2,536	21.0%	$1,362	$286	21.0%	$701	$147	21.0%
Increase (decrease) due to:
State and local income taxes, net of federal income tax benefit		804	6.7%		53	3.9%		16	2.2%
Gain on acquisition		(2,703)	(22.4)%		(105)	(7.7)%		—	—%
Domestic tax credits		(26)	(0.2)%		(20)	(1.5)%		(5)	(0.7)%
Effect of BOLI surrender(1)		—	—%		48	3.5%		—	—%
Deferred tax liability adjustment		11	0.1%		(8)	(0.6)%		—	—%
Difference in tax rates applicable to non-U.S. earnings		1	—%		1	0.1%		—	—%
Repayment of claim of right income		—	—%		—	—%		(2)	(0.3)%
Valuation allowances		(40)	(0.3)%		(5)	(0.4)%		—	—%
Other		28	0.2%		14	1.1%		(2)	(0.2)%
Provision for income taxes and effective tax rate		$611	5.1%		$264	19.4%		$154	22.0%
(1) Includes penalty taxes.
BancShares permanently reinvested eligible earnings of certain foreign subsidiaries and accordingly, does not accrue any U.S. or foreign taxes that would be due if those earnings were repatriated. As of December 31, 2023, this assertion resulted in an unrecognized net deferred tax liability of $18 million on reinvested earnings of $670 million.

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities at December 31, 2023 and 2022 are presented below:

Components of Deferred Income Tax Assets and Liabilities

dollars in millions	2023	2022
Deferred Tax Assets:
Net operating loss carry forwards	$118	$358
Basis difference in loans	—	57
Allowance for loan and lease losses	542	252
Accrued liabilities and reserves	104	37
Deferred compensation	152	51
Lease liabilities	115	92
Domestic tax credits	21	176
Mark to market adjustments	21	28
Capitalized costs	75	15
Net unrealized loss on investment securities available for sale	235	275
Other	42	48
Total gross deferred tax assets	1,425	1,389
Deferred Tax Liabilities:
Operating leases	(1,729)	(1,311)
Basis difference in loans	(2,598)	—
Right of use assets for operating leases	(110)	(86)
Loans and direct financing leases	(260)	(43)
Deferred BOLI gain	—	(15)
Intangibles	(56)	(5)
Nonmarketable equity securities	(14)	(9)
Fixed assets	(17)	(6)
Pension assets	(110)	(54)
Prepaid expenses	(14)	(14)
Market discount accretion	(33)	(35)
Other	(35)	(27)
Total deferred tax liabilities	(4,976)	(1,605)
Total net deferred tax liability before valuation allowances	(3,551)	(216)
Less: valuation allowances	(28)	(70)
Net deferred tax liability after valuation allowances	$(3,579)	$(286)

Net Operating Loss Carryforwards and Valuation Adjustments
The SVBB Acquisition was an asset acquisition for tax purposes and is therefore considered a taxable transaction. The DTL of $3.36 billion for the SVBB Acquisition was calculated by applying FCB’s deferred tax rate to the book and tax basis differences on the SVBB Acquisition Date for acquired assets and assumed liabilities. Deferred taxes were not recorded for the affordable housing tax credit investments in accordance with the proportional amortization method.

As a result of the CIT Merger, BancShares’ net deferred tax liabilities increased by approximately $300 million. That amount included an increase to DTAs primarily from net operating losses, capitalized costs and tax credits net of deferred tax liabilities, primarily from operating leases.

As of December 31, 2023, BancShares has DTAs totaling $118 million on its global net operating losses (“NOLs”). This includes: (1) DTAs of $98 million relating to cumulative state NOLs of $1.73 billion, including amounts of reporting entities that file in multiple jurisdictions, and (2) DTAs of $20 million relating to cumulative non-U.S. NOLs of $85 million. The U.S. federal NOLs were expected to be fully utilized in 2023, while state NOLs will begin to expire in 2024 and non-US NOLs will begin to expire in 2041.
As of December 31, 2023, BancShares has DTAs of $21 million from its domestic tax credits. This includes: (1) DTAs of $16 million from federal tax credits, which are subject to the annual limitations set forth by the Internal Revenue Code Section 382 and (2) DTAs of $5 million from state tax credits. The federal tax credits begin to expire in 2033 and the state tax credits have an indefinite carryforward.

During 2023, management updated BancShares’ forecast of future U.S. state taxable income. The updated forecast continues to support a valuation allowance of $28 million on U.S. state DTAs relating to certain state NOLs as of December 31, 2023.

BancShares reduced a valuation allowance against certain non-U.S. reporting entities' net DTAs to an immaterial amount at December 31, 2023 from $3 million at December 31, 2022. The decrease was mainly related to the commencement of the liquidation process for the non-US entities associated with the valuation allowance. BancShares’ ability to recognize DTAs is evaluated on a quarterly basis to determine if there are any significant events that would affect our ability to utilize existing DTAs. If events are identified that affect our ability to utilize our DTAs, the respective valuation allowance may be adjusted accordingly.

Liabilities for Unrecognized Tax Benefits
A reconciliation of the beginning and ending amount of unrecognized tax benefits ("UTBs") is as follows:

Unrecognized Tax Benefits (1)

	December 31, 2023			December 31, 2022
dollars in millions	Liabilities for Unrecognized Tax Benefits	Interest / Penalties	Total	Total
Balance at beginning of period	$27	$3	$30	$31
Effect of CIT Merger	—	—	—	6
Additions for tax positions related to prior years	4	1	5	1
Reductions for tax positions of prior years	—	—	—	(2)
Expiration of statutes of limitations	(2)	—	(2)	(1)
Settlements	(1)	(1)	(2)	(5)
Balance at end of period	$28	$3	$31	$30
(1) Tabular rollforward does not present the comparable data for 2021, as activity for that year was not material.

BancShares recognizes tax benefits when it is more likely than not that the position will prevail, based solely on the technical merits under the tax law of the relevant jurisdiction. BancShares will recognize the tax benefit if the position meets this recognition threshold determined based on the largest amount of the benefit that is more than likely to be recognized.

During the year ended December 31, 2023, BancShares recorded a net increase in UTBs, including interest and penalties. The net increase primarily related to additions for tax positions related to prior years, partially offset by the expiration of statutes of limitations and settlements.

As of December 31, 2023, the accrued liability for interest and penalties is $3 million. BancShares recognizes accrued interest and penalties on UTBs in income tax expense.

BancShares has UTBs relating to uncertain state tax positions in North Carolina and other state jurisdictions resulting from tax filings submitted to the states. No tax benefit has been recorded for these uncertain tax positions in the consolidated financial statements. It is reasonably possible that these uncertain tax positions may be settled or resolved in the next twelve months. No reasonable estimate of the settlement or resolution can be made.

The entire $31 million of UTBs including interest and penalties at December 31, 2023, would lower BancShares’ effective tax rate, if realized. Management believes that it is reasonably possible the total potential liability before interest and penalties may be increased or decreased by $10 million within the next twelve months of the reporting date because of anticipated settlement with taxing authorities, resolution of open tax matters, and the expiration of various statutes of limitations.

Income Tax Audits
BancShares is subject to examinations by the U.S. Internal Revenue Service (“IRS”) and other taxing authorities in jurisdictions where BancShares has significant business operations. The tax years under examination vary by jurisdiction. BancShares does not expect completion of those audits to have a material impact on the firm’s financial condition, but it may be material to operating results for a particular period, depending, in part, on the operating results for that period.
The table below presents the earliest tax years that remain subject to examination by major jurisdiction.

Jurisdiction	December 31, 2023
U.S. Federal	2020
New York State and City	2015
North Carolina	2019
California	2017
Canada	2016

BancShares and its subsidiaries are subject to examinations by the IRS and other taxing authorities in jurisdictions where BancShares has business operations for years ranging from 2012 through 2023. Management does not anticipate that the completion of these examinations will have a material impact on the firm’s financial condition, but it may be material to operating results for a particular period, depending, in part, on the operating results for that period.